UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE

EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL

EXECUTIVE OFFICES,

INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Additional Tangible Equity Units

On June 21, 2016, MTS Systems Corporation (the “Company”) closed its sale of 150,000 additional 8.75% tangible equity units (the “Units”) pursuant to the exercise of the over-allotment option (the “Option”) granted to the Underwriters (as defined below) in connection with the Company’s previously announced public offering and sale of 1,000,000 Units.  The Option was granted to the Underwriters under the terms of that certain Underwriting Agreement (the “Underwriting Agreement”), dated as of June 9, 2016, by and among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”).

The information set forth in Item 1.01 of Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2016 (the “Original Form 8-K”) under the heading “Tangible Equity Units Offering” is incorporated herein by reference and the description of the terms of the Underwriting Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.2 to the Original Form 8-K and incorporated herein by reference.

Additional Capped Call Transactions

In connection with the Underwriters’ exercise of the Option, on June 16, 2016, the Company entered into additional privately-negotiated capped call transactions (the “Additional Capped Call Transactions”) with each of JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association (collectively, the “Option Counterparties”) on the same terms and conditions as the capped call transactions described in the Original Form 8-K under the heading “Capped Call Transactions,” which description is incorporated herein by reference.  The Company paid the Option Counterparties approximately $1.0 million for the Additional Capped Call Transactions.

The Additional Capped Call Transactions are separate transactions entered into by the Company with the Option Counterparties, and are not a part of the terms of the Units or the prepaid stock purchase contracts underlying such Units (the “Purchase Contracts”) and will not affect the holders’ rights under the Purchase Contracts or Units. Holders of the Purchase Contracts will not have any rights with respect to the Additional Capped Call Transactions.

The description of the Additional Capped Call Transactions above is qualified in its entirety by reference to the text of the Additional Capped Call Transaction Confirmations, copies of which are included in Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above under the heading “Additional Tangible Equity Units” is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                               Underwriting Agreement (Tangible Equity Units), dated as of June 9, 2016, by and among MTS Systems Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto (incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on June 15, 2016).

5.1                               Opinion of Faegre Baker Daniels LLP (incorporated by reference to Exhibit 5.1 to the Company’s Current Report on Form 8-K filed on June 15, 2016).

10.1                        Additional Capped Call Transaction Confirmation, dated as of June 16, 2016, by and between MTS Systems Corporation and JPMorgan Chase Bank, National Association.

10.2                        Additional Capped Call Transaction Confirmation, dated as of June 16, 2016, by and between MTS Systems Corporation and Wells Fargo Bank, National Association.

23.1                        Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: June 21, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
1.1

Underwriting Agreement (Tangible Equity Units), dated as of June 9, 2016, by and among MTS Systems Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

Incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on June 15, 2016.

5.1	Opinion of Faegre Baker Daniels LLP.	Incorporated by reference to Exhibit 5.1 to the Company’s Current Report on Form 8-K filed on June 15, 2016.

10.1	Additional Capped Call Transaction Confirmation, dated as of June 16, 2016, by and between MTS Systems Corporation and JPMorgan Chase Bank, National Association.	Filed Electronically.

10.2	Additional Capped Call Transaction Confirmation, dated as of June 16, 2016, by and between MTS Systems Corporation and Wells Fargo Bank, National Association.	Filed Electronically.

23.1	Consent of Faegre Baker Daniels LLP.	Included in Exhibit 5.1.